SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 16, 1996

                                                   ------------------


                            CIT RV Owner Trust 1996-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                333-85224-01                           0
    ------------------------------------------------------------------------
            (Commission File Number)(IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201)740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.
           ------------

           On September 16, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (c) Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      Exhibit No.    Description                         Page
      -----------    -----------                         ----

      28             Monthly Report delivered by         3
                     the Trustee to Certificateholders
                     in connection with distributions
                     on September 16, 1996


SIGNATURES
- ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE CIT GROUP/SALES FINANCING,
                                         INC., as servicer



                                         By: /s/ Frank Garcia
                                             ----------------------
                                         Name:    Frank Garcia
                                         Title:   Vice President

Dated:  September 27, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly Report for the period from  August 1, 1996 to August 31,  1996
                                            ----------------------------------
    attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 11th day of
                                                                     -----------
September 1996.
- --------------

                                   THE CIT GROUP/SALES FINANCING, INC.

                                    /s/ Frank Garcia
                                   ------------------------
                                   BY   Frank Garcia
                                        Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                                End of Period           8/31/96
                                                Determination date      9/11/96
                                                Distribution date       9/16/96





All Payments on the Contracts                                      6,191,217.00
All Liquidation Proceeds on the Contracts with respect to Principal   31,433.47
Recoveries on Previously Defaulted/Liquidated Contracts                  489.52
Repurchased Contracts                                                      0.00
Servicer Advances                                                     89,993.19
Reimbursement of Prior Month Advances                                (97,414.52)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                                855.49
Transfer of Funds from Pre-Funding Account Available for
  Principal Distribution                                                   0.00



Total Amount Available for Distribution                            6,216,574.15

Distribution Amounts
- --------------------

1. Aggregate Note Distribution                                     5,393,407.40

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 566,925.33
    Amounts to Servicer                                              186,289.93
    Interest Payment on Cash Collateral Loan                           2,920.59

Total Distribution                                                 6,216,574.15

Interest
- --------

3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                   939,471.31
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                          939,471.31
          (b) Certificate Interest                                    67,030.90

Principal
- ---------

Beginning Outstanding Principal Balance of Notes:                208,771,401.42


5.  Formula Principal Distribution Amount                          4,453,936.09

          (a) Stated Principal                                     1,531,892.02
          (b) Principal Prepayments                                2,787,441.37
          (c) Liquidated Contracts                                    48,731.19
          (d) Defaulted Contracts                                     85,871.51
          (e) Repurchased Contracts                                        0.00

6.  Distribution made in respect of Principal
          (a) Note                                                 4,453,936.09
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      204,317,465.33

8.  Opening Certificate Balance                                   13,749,928.68
           Distribution made in respect of Principal Certificate           0.00
    Closing Certificate Balance                                   13,749,928.68



Contract Pool
- -------------
                                             Number                  Amount
                                             ------                  ------
9.   Closing Pool Balance                    8,766               218,067,393.72

10.  Note Pool Factor                                                 0.8648358
11.  Certificate Pool Factor                                          0.9999948


Delinquency Information                      Number                   Amount
- -----------------------                      ------                   ------

12.  Delinquent Contracts
          (a) 31-59 Days                     60                    1,258,683.22
          (b) 60-89 Days                     19                      531,894.91
          (c) 90 Days or more                9                       205,365.28


13.  Repossessed Contracts                   4                       164,419.68
14.  Repossessed Contracts Remaining in      15                      509,916.27
      Inventory

Miscellaneous
- -------------

15.   Monthly Servicing Fee  (Includ. Amount of Investment
      Earnings on amounts on deposit in the Collection Account)      186,289.93

16.   Amount of Servicer Fee Paid                                    186,289.93

17.   Opening Balance of Cash Collateral Account                   5,006,729.00
           Principal Prepayment to Cash Collateral Depositor        (100,212.64)
          Deposit to Cash Collateral Account                               -
      Available Balance of Cash Collateral Account at the End      4,906,516.36
          of the current Period
      Required Cash Collateral Amount                              4,906,516.36

18.   Opening Balance of funds on deposit in the Pre-Funding
          Account                                                          0.00
      Monthly interest on Pre-Funding Account                              0.00
      Transfer of funds from Pre-Funding Account for Subsequent
          Contracts                                                        0.00
      Transfer of funds from Pre-Funding Account to Capitalized
          Interest Account                                                 0.00
      Transfer of funds from Pre-Funding Account to Available for
               Principal Distribution                                      0.00
      Ending Balance of Prefunding Account                                 0.00

19.   Weighted Average Contract Rate of all Outstanding Contracts          9.95%
      Weighted Average Remaining Term to Maturity Rate of
          all Outstanding Contracts                                      143.94

20.   Number of Subsequent Contracts                                      2,697

21.   Aggregate Principal Balance of Subsequent Contracts         68,253,738.25

22.   Number of Subsequent Contracts Purchased since the
       preceding Distribution Date                                           0

23.   Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24.   Opening  Balance in the Capitalized Interest Accunt                  0.00
           Monthly interest on Capitalized Interest Account                  -
           Transfer of funds from Pre-Funding Account to Capitalized
               Interest Account                                              -
           Transfer of funds from Capitalized Interest Account to
           available for distribution                                        -
      Ending  Balance in the Capitalized Interest Account                    -

25.   Amount of Monthly Advances by Servicer                          87,220.26

26.   Amount of Non-reimbursable Payments by Servicer                  2,772.93

27.   Amounts of Holder of GP Interest                               566,925.33